FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 22, 2008

SANSWIRE CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23532	88-0292161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 NE 3rd Ave, Suite 1500, Fort Lauderdale, FL	33301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 954-332-3759

GLOBETEL COMMUNICATIONS CORP.
Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On September 22, 2008, Sanswire Corp. (formerly known as GlobeTel Communications Corp.) (the “Company”) filed a Certificate of Merger with the Secretary of State of the State of Delaware pursuant to which the Company’s wholly owned subsidiary, Sanswire Corp., a Delaware corporation, was merged into the Company. As a result of the filing of the Certificate of Merger, the Company’s corporate name was changed to Sanswire Corp.

The Certificate of Merger is attached hereto as Exhibit 3.1.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

3.1	Certificate of Merger filed on September 22, 2008 with the Delaware Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANSWIRE CORP.

By:	/s/ Jonathan Leinwand
Jonathan Leinwand Chief Executive Officer

Dated: September 25, 2008